SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                             (Amendment No.       )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              DIAGNON CORPORATION
                (Name of Registrant as Specified in its Charter)


                   Michael P. O'Flaherty, Diagnon Corporation
                           9600 Medical Center Drive
                           Rockville, Maryland  20850
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

(X)  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                              DIAGNON CORPORATION

                           9600 Medical Center Drive
                           Rockville, Maryland 20850



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                October 16, 1996



The Annual Meeting of Shareholders of Diagnon Corporation (the "Company"), a Delaware corporation, will be held at the Holiday Inn Gaithersburg, #2 Montgomery Village Avenue, Gaithersburg, Maryland, on October 16, 1996 at 10:00 a.m. for the following purposes:

         1. To elect four directors each to hold office until the next Annual Meeting of shareholders or otherwise as provided in the By-Laws;

         2. To approve the appointment of Deloitte & Touche LLP as independent public accountants for the Company; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 4, 1996, as the record date for the determination of shareholders entitled to notice of and vote at the Annual Meeting.

A list of shareholders of the Company entitled to vote at the Annual Meeting will be available for examination by shareholders of the Company at the offices of the Company, 9600 Medical Center Drive, Rockville, Maryland, during the ten days immediately preceding the date of the Annual Meeting.

The Annual Report to Shareholders for the year ended May 31, 1996 accompanies this notice.

Shareholders who do not expect to attend the meeting in person are urged to fill out, sign and mail promptly, the enclosed form of proxy.



                                    Michael P. O'Flaherty
                                    Secretary


Rockville, Maryland
September 13, 1996

                              DIAGNON CORPORATION

                           9600 Medical Center Drive
                           Rockville, Maryland 20850



                                PROXY STATEMENT



This proxy statement is furnished in connection with the solicitation by Diagnon Corporation (the "Company") of proxies to be voted at the Annual Meeting of the shareholders to be held at the Holiday Inn Gaithersburg, #2 Montgomery Village Avenue, Gaithersburg, Maryland, on October 16, 1996, at 10:00 a.m., or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. Shares represented by duly executed proxies at the meeting will be voted at the meeting. Where shareholders specify in the proxy a choice with respect to any matter to be acted upon, the shares represented by such proxies will be voted as specified. A shareholder who signs and returns a proxy in the accompanying form may revoke it at any time before it is voted.

The Company, at the close of business on September 4, 1996, the record date for determination of shareholders entitled to vote at the meeting (the "Record Date"), had outstanding 5,398,244 shares of Common Stock, par value $.0l per share, each share being entitled to one vote with respect to each matter to be voted on at the meeting.

The solicitation of proxies is made by and on behalf of the Board of Directors of the Company. This statement is being mailed to the shareholders on or about September 13, 1996.


                               SECURITY OWNERSHIP

To the knowledge of the Company on the Record Date, the only persons known to hold more than 5 percent of the Common Stock of the Company are:

                                 Amount and Nature of
                                      Beneficial           Percent of
      Beneficial Owner               Ownership (1)         Class (2)
      ----------------               -------------         ---------

J. Thomas August...........            1,022,140              18.9
Carole K. Bishop                         363,040               6.7
  100 W. 57th St.
  New York, NY 10019
John C. Landon (3)(4)......            1,208,092              21.7
S. David Leibowitt.........              598,840              11.1
  2295 South Ocean Blvd.
  Palm Beach, FL 33480

(1) As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13(d)(3) under the Securities Exchange Act as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, beneficial ownership consists of sole voting and investment power.

(2) Assumes the exercise by such person or persons of the currently exercisable options owned by him or them and does not give effect to any shares issuable upon exercise by any other person or persons of options.

(3)  Includes 54,330 shares in the names of members of Dr. Landon's family.

(4) Assumes the exercise of currently exercisable options to purchase 160,000 shares.

The Company has been advised that the shares of Common Stock owned by Dr. August and Dr. Landon will be voted in favor of the four nominees for director, and in favor of the appointment of Deloitte & Touche LLP as independent public accountants for the Company.


                          ITEM 1 ELECTION OF DIRECTORS

Four persons have been nominated for election as directors to serve until the next Annual Meeting of shareholders and until their respective successors are duly elected and qualified. In the absence of a contrary specification, the enclosed proxy will be voted FOR the election as directors of the persons named below. If any nominee becomes unavailable as a candidate for election for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Company has no reason to believe that any nominees named below will be unable to serve if elected.

All four of the nominees are presently directors of the Company. J. Thomas August has been a director of the Company since 1982, John C. Landon has been a director since 1986, Charles C. Francisco has been a director since 1991, and Charles F. Gauvin has been a director since 1992. The terms of all four directorships will run from October, 1996 to the next Annual Meeting of the Company's shareholders. Election of the four (4) nominees will require the affirmative vote of the holders of a plurality of the shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting.

The following table sets forth the name and principal occupation of each nominee, the period without interruption for which he has been a director of the Company, the names and titles of the Executive Officers of the Company, and the amount and percent of class of stock of the Company beneficially owned by each nominee, each Executive Officer, and the Executive Officers and Directors as a group as of the Record Date. Unless otherwise indicated, beneficial ownership consists of sole voting and investment power.

                                                                    Director of
                                                                      Company
                                     Principal Occupation             Without       Nature of                    Percent
                                     & Business Experience          Interruption    Beneficial                      of
Name and Address               Age   Past Five Years                   Since        Ownership        Class      Class (1)
- ----------------               ---   ---------------                   -----        ---------        -----      ---------
J. Thomas August               69    Nominee; Prof. & Director of       1982        1,022,140        Common        18.9
School of Medicine                   the Dept. of Pharmacology and                  (sole)(6)
Johns Hopkins Univ.                  Molecular Sciences at The
725 N. Wolfe St.                     Johns Hopkins Univ. School
Baltimore, MD 21205                  of Medicine, Baltimore, MD for
                                     more than five years.

John C. Landon                 59    Nominee; Chairman of the           1986        1,153,762        Common        21.7
9600 Medical Ctr. Dr.                Board (since February, 1987)                   (sole)(2)
Rockville, MD 20850                  & CEO & President (since                          54,340
                                     1986) of the Company.                         (joint)(3)
                                     President of the Company's
                                     Two subsidiaries, BIOQUAL,
                                     Inc. and Enhanced
                                     Therapeutics, Inc.
Charles C. Francisco           58    Nominee; From 1992 to the          1991           20,000        Common         0.3
25 Ridge Creek Trail                 present, President, CEO & a                      sole(4)
Moreland Hills, OH 44022             Director of Victoreen, Inc,.
                                     Cleveland, OH, a
                                     manufacturer of radiation
                                     measuring instrumentation.
                                     From 1992 to 1995, Director
                                     of Environmental Restoration
                                     Systems, Inc., Middletown,
                                     PA, pollution removal
                                     equipment makers.  From
                                     1996 to present, Director of
                                     R.E. Wright Environmental,
                                     Inc.,  Middletown, PA, an
                                     earth resources consulting
                                     company.  From June 1991 to
                                     June 1992, President &
                                     Director of AMC Group, Inc.,
                                     Rye, NY, a private investment
                                     holding company.
Charles F. Gauvin              40    Nominee; Currently  President      1992           20,000        Common         0.3
Trout Unlimited                      and CEO and from 1991 to                       (sole)(4)
1500 Wilson Blvd.                    1994 Executive Director of
Arlington, VA 22209                  Trout Unlimited, Arlington,
                                     VA, a nonprofit  organization
                                     dedicated to protection  and
                                     conservation  of trout and
                                     salmon and their habitats.
                                     From 1986-1991, associated with
                                     the law firm of Beveridge &
                                     Diamond, P.C., Washington, D.C.

                                                                    Director of
                                                                      Company
                                     Principal Occupation             Without       Nature of                    Percent
                                     & Business Experience          Interruption    Beneficial                      of
Name and Address               Age   Past Five Years                   Since        Ownership        Class      Class (1)
- ----------------               ---   ---------------                   -----        ---------        -----      ---------
Michael P. O'Flaherty          58    Company Secretary and                              99,000       Common        1.8
Diagnon Corporation                  Corporate Vice President since                  (sole)(5)
9600 Medical Center Dr.              June, 1988, and Chief
Rockville, Maryland 20850            Operating Officer since June,
                                     1994.  Mr. O'Flaherty's duties
                                     for the Company include most
                                     functions of general
                                     management.
David A. Newcomer              35    Appointed Company Acting                           10,000       Common        0.2
Diagnon Corporation                  Controller in May, 1989,                        (sole)(6)
9600 Medical Center Dr.              Controller in June, 1990, and
Rockville, MD 20850                  Chief Financial Officer in June
                                     1994.  Mr. Newcomer's duties
                                     include the management of the
                                     Company's financial functions.
Leanne DeNenno                 42    Vice President of the Medical                      11,000       Common        0.2
BIOQUAL, Inc.                        Center Drive Division of                        (sole)(7)
9600 Medical Center Dr.              BIOQUAL since 1991, and
Rockville, MD 20850                  Head of Animal Research
                                     Programs  since  1988.  An  employee of the
                                     Company's subsidiary, BIOQUAL, since 1982.
Richard P. Bradbury            61    Employed as Vice President of                      11,000       Common        0.2
BIOQUAL, Inc.                        the Company's SEMA                              (sole)(7)
2501 Research Blvd.                  subsidiary in November, 1989.
Rockville, MD 20850                  Concurrent with the merger of
                                     SEMA into the Company's  other  subsidiary,
                                     BIOQUAL,   in  1991,   was  appointed  Vice
                                     President of the Research Blvd. Division of
                                     BIOQUAL.
Jerry R. Reel                  58    Employed as Vice President,                         7,000       Common        0.1
BIOQUAL, Inc.                        Science, of the Company's                       (sole)(8)
9600 Medical Center Dr.              subsidiary, BIOQUAL, since
Rockville, Maryland 20850            October, 1991.  Private
                                     consultant from 1989 to 1990.
All Executive Officers and                                                           2,339,392       Common       43.3
Directors as a group
(9 Persons)(2)(3)(4)(5)(6)(7)(8)

  (1) Assumes the exercise by such person or persons of the currently exercisable options owned by him or them and does not give effect to any shares issuable upon exercise by any other person or persons of options.

  (2) Assumes the exercise of currently exercisable options to purchase 160,000 shares.

  (3)   Includes 54,330 shares in the names of members of Dr. Landon's family.

  (4) Assumes the exercise of currently exercisable options to purchase 20,000 shares.

  (5) Assumes the exercise of currently exercisable options to purchase 95,000 shares.

  (6) Assumes the exercise of currently exercisable options to purchase 10,000 shares.

  (7) Assumes the exercise of currently exercisable options to purchase 11,000 shares.

  (8) Assumes the exercise of currently exercisable options to purchase 7,000 shares.

           THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES OF THE BOARD

The Board of Directors held two meetings in fiscal year 1996. All board members were present at each meeting.

The Board has established two committees, the compensation committee and the audit committee.

The compensation committee (currently consisting of Messrs. Francisco and Gauvin) meets as necessary to determine Dr. Landon's compensation. Dr. Landon determines the compensation of the Company's other employees. The compensation committee had one formal meeting during fiscal year 1996.

The responsibilities of the audit committee (currently consisting of Messrs. Francisco and Gauvin) include recommending to the full Board the selection of the Company's independent public accountants, discussing the arrangements for the proposed scope, and the results of the annual audit with management and the independent public accountants; reviewing the scope of non-audit professional services provided by the independent public accountants; obtaining from both management and the independent public accountants their observations on the Company's system of internal accounting controls; and reviewing the overall activities and recommendations of the Company's internal auditors. There were no formal meetings of the audit committee in fiscal year 1996.

Messrs. Francisco, August and Gauvin have agreements with the Company extending through the term of their election. The agreements for Messrs. Francisco, August (effective July, 1994) and Gauvin provide for quarterly payments of $ 1,000 each as directors fees and payments of $500 for attendance at Board of Directors meetings. The agreement with Dr. August also provides payments of $1,000 per day for his participation with the Company as Scientific Adviser. The Company also reimburses Company related travel expenses incurred by any of the directors.

During fiscal year 1996, the Company paid the following cash compensation to directors:


                       Directors  Attendance of Board Meetings     Travel to
                                    Meetings and Consultation    Board Meetings
Dr. J. Thomas August    $4,000               $10,900                   $0
Charles C. Francisco     4,000                 1,000                  924
Charles F. Gauvin        4,000                 1,000                    0

             REMUNERATION OF EXECUTIVE OFFICERS AND RELATED MATTERS

The following table sets forth information with respect to remuneration paid during the last three fiscal years to the Chief Executive Officer and the other Company Officers whose compensation exceeded $100,000.

Name and Principal                   Salary    Bonus   Other Annual Compensation
Position                      Year     ($)      ($)              ($)
- ---------------------         ----   -------  -------  -------------------------
John C. Landon                1996   160,000  116,946         32,723 1/
CEO, President, Chairman      1995   160,000  139,963         32,723 1/
of the Board                  1994   154,400  149,773         32,723 1/

Michael P. O'Flaherty         1996   120,818   11,944         10,593 2/
Chief Operating Officer,      1995   108,675   17,115          8,827 2/
Secretary                     1994    99,000   15,085

Jerry R. Reel                 1996   109,481    2,949
Vice President, BIOQUAL, Inc. 1995   110,636    3,405
Subsidiary                    1994    97,641      655

Richard P. Bradbury           1996    99,205    3,102
Vice President, BIOQUAL, Inc  1995    91,504    1,160
Subsidiary                    1994    90,855      480

1/ Other annual compensation for the CEO for the years 1996, 1995, and 1994 represents premiums for a $1,000,000 Split Dollar Life Insurance Policy.

2/ Other annual compensation for the Chief Operating Officer for the years 1996 and 1995 represents premiums for a $250,00 Split Dollar Life insurance Policy.

Dr. Landon has an employment agreement with the Company, which expired on May 31, 1996; subsequently, the Board of Directors has extended Dr. Landon's agreement one year until May 31, 1997 on the same terms and conditions. Pursuant to this agreement, Dr. Landon's base compensation is $160,000 per year. The agreement provides for various additional incentive compensation dependent upon the results of the Company's operations each year through the term of employment. On April 30, 1993, Dr. Landon requested and received Board of Directors concurrence to reduce his base salary for fiscal year 1994 by 3.5% to assist the Company in its efforts to contain operating costs. On June 1, 1994, Dr. Landon's base compensation returned to $160,000 per year.

On June 1, 1988 the Company and Dr. Landon agreed to consolidate the previous loan facilities available to Dr. Landon into a single loan of $100,000. The consolidated loan had a five year term with repayment of principal deferred for three years. The loan bore interest at the six month certificate of deposit rate paid by Signet Bank, Maryland, and the rate was adjusted quarterly. On September 29, 1989 the Company agreed to increase the loan to $125,000. On September 21, 1990, the Company agreed to increase the loan to $150,000. Pursuant to Dr.
Landon's current employment agreement, the loan is to be repaid in five installments of $30,000 plus interest within six weeks after the end of each of the next five fiscal years beginning with fiscal year 1992.

The largest amount owed by Dr. Landon during the fiscal year ended May 31, 1996 in respect to his loan facilities was $90,000, excluding interest accrued amounting to $8,955. There was no addition to the loan during this fiscal year. On July 1, 1994, Dr. Landon made a payment of $2,745 on accrued interest. On June 6, 1994, the Company agreed to defer Dr. Landon's third $30,000 repayment and make the payment due as two $15,000 installments paid with the fourth and fifth $30,000 repayments respectively. On October 11, 1995, the Company's shareholders affirmatively voted to approve the purchase of Company's stock from Dr. Landon at market value to fund repayment by Dr. Landon of the reminder of the Company loan. As of September 13, 1996, that transaction has not occurred.

                        STOCK OPTION GRANTS IN LAST FISCAL YEAR


                            Number of      % of Total
                            Securities     Stock Options
                            Underlying     Granted to
                            Stock Options  Employees in   Exercise      Expiration
Name                        Granted (#)    Fiscal Year    Price ($/Sh)  Date
Michael P. O'Flaherty        10,000 1/         25.0%        $.5625       6/05/05
Chief Operating Officer

Jerry R. Reel                 4,000 1/         10.0%        $.5625       6/05/05
Vice President, Subsidiary

Richard P. Bradbury           4,000 1/         10.0%        $.5625       6/05/05
Vice President,  Subsidiary

1/ All options reported in this table are fully exercisable.



 AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUE

                                                                    Value of
                                                     Number of     Unexercised
                                                    Unexercised    In-the-Money
                              Shares                  Options        Options
                             Acquired     Value     at FY-End      at FY-End ($)
                            on Exercise  Realized  Exercisable 1/   Exercisable
 Name                                      ($)

John C. Landon                                        150,000              0
CEO, President,
Chairman of the Board

Michael P. O'Flaherty                                  95,000          7,456
Chief Operating Officer,
Secretary

Jerry R. Reel                                           7,000            131
Vice President, Subsidiary

Richard P. Bradbury                                    11,000          1,407
Vice President, Subsidiary


1/ All options reported in the table are fully exercisable.

            ITEM 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS


The Board of Directors recommends the ratification of the firm of Deloitte & Touche LLP as independent public accountants for fiscal year 1997. As in prior years, representatives of Deloitte & Touche LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions raised at the meeting.

Deloitte & Touche LLP has audited the financial statements of Diagnon since 1982. Services provided in connection with the audit function by Deloitte & Touche LLP for the fiscal year 1996 included primarily the examination of Diagnon consolidated financial statements, and the review of filings with the Securities and Exchange Commission.

The Board of Directors recommends a vote FOR the election of Deloitte & Touche LLP as independent public accountants for the fiscal year 1997. Proxies solicited by the Board will be so voted unless shareholders specify a contrary choice on the Proxy card.

                             SHAREHOLDER PROPOSALS

Shareholders who wish to submit proposals at future Annual Meetings of shareholders should submit such proposals to the Company at its headquarters at 9600 Medical Center Drive, Rockville, Maryland 20850. Such proposals must be received by the Company by May 16, 1997.

The Company will not be required to include in its Proxy Statement or form of proxy a shareholder proposal which is received after that date or which otherwise fails to meet requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.



                                 OTHER MATTERS

The expense of preparing, assembling, printing and mailing the form of proxy material used for the solicitation of proxies by use of mails will be borne by the Company. The Company has not retained any firm to solicit proxies on behalf of the Company. Company directors and officers of the Company may solicit proxies in person or by telephone and may request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners of Common Stock. So far as the Board of Directors is aware, only the aforementioned matters will be acted upon at the meeting. If any other matters properly come before the meeting, it is intended that the accompanying proxy may be voted on such matters in accordance with the best judgment of the person or persons voting said proxy.

THE COMPANY'S REPORT ON FORM 10-KSB FOR ITS FISCAL YEAR ENDED MAY 31, 1996 ACCOMPANIES THIS PROXY STATEMENT. UPON THE WRITTEN REQUEST OF A SHAREHOLDER OF THE COMPANY ADDRESSED TO MICHAEL P. O'FLAHERTY, SECRETARY OF THE COMPANY, AT 9600 MEDICAL CENTER DRIVE, ROCKVILLE, MARYLAND 20850, THE COMPANY WILL PROVIDE WITHOUT CHARGE TO SUCH SHAREHOLDER A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR ITS FISCAL YEAR ENDED MAY 31, 1996, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-A UNDER THE SECURITIES EXCHANGE ACT OF 1934.

                           By Order of the Board of Directors


                           John C. Landon
                           Chairman of the Board and Chief Executive Officer

COMMON STOCK
   PROXY

                              DIAGNON CORPORATION
                ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 16, 1996


     The undersigned hereby appoints J. Thomas August and Michael P. O'Flaherty and each of them, with power of substitution in each, as proxies or proxy to represent the undersigned at the Annual Meeting of the Stockholders of Diagnon Corporation (the "Company") to be held at the Holiday Inn Gaithersburg, #2 Montgomery Village Avenue, Gaithersburg, Maryland, on Wednesday, October 16, 1996, at 10:00 a.m., local time, and at any adjournment or adjournments thereof, and to vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present, (a) in the manner designated on the reverse side hereof with respect to the election of directors and the other identified proposals and (b) in their discretion on such other matters as may properly come before the meeting or any adjournments thereof.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" all nominees and proposals listed on the reverse side hereof.

      (Continued, and to be marked, dated and signed, on the other side.)


                      (delta) FOLD AND DETACH HERE (delta)


DIAGNON CORPORATION   Annual Meeting
                      of Stockholders
                      Wednesday, October 16, 1996
                      10:00 a.m.
                      The Holiday Inn Gaithersburg
                      #2 Montgomery Village Avenue
                      Gaithersburg, Maryland



STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND DESIRE TO HAVE THEIR STOCK VOTED AT THE MEETING ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ABOVE PROXY ON THE REVERSE SIDE AND RETURN THE SAME IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                            indicated in
                                                            this example  [X]

1. ELECTION OF DIRECTORS:                  J. Thomas August, M.D., Charles C.
     FOR ALL NOMINEES       WITHHOLD       Francisco, Charles F. Gauvin, John C.
     listed except as      AUTHORITY       Landon, Ph.D.
   otherwise indicated   to vote for all
     with respect to     nominees listed.  (To withhold authority to vote for
   individual nominees.                    any individual nominees, write the
                                           name of such nominee(s) on the
           [  ]               [  ]         following line.)

                                           _____________________________________

2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS:
   Ratification of the selection of Deloitte & Touche
   LLP as the Company's independent public accountants.        I plan to attend
                                                                  the meeting
         FOR     AGAINST     ABSTAIN
         [ ]       [ ]         [ ]                                    [  ]



                                           DATED:_______________________________

                                           _____________________________________

                                           _____________________________________
                                                        Signature(s)

                                           Please sign exactly as your name
                                           appears on this proxy. When signing
                                           as attorney, executor, administrator,
                                           trustee, guardian, etc. or as officer
                                           of corporation, give full title.
                                           For joint accounts obtain both
                                           signatures.

                      (delta) FOLD AND DETACH HERE (delta)